                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report:        January 31, 2002


                                 MATTEL, INC.
                                 ------------
            (Exact name of registrant as specified in its charter)

          Delaware                  001-05647                  95-1567322
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(State or other jurisdiction      (Commission                (I.R.S. Employer
  of corporation)                    File No.)             Identification No.)


333 Continental Boulevard, El Segundo, California               90245-5012
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code         (310) 252-2000
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events
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          Mattel, Inc. hereby incorporates by reference herein its press release dated January 31, 2002 regarding its 2001 fourth quarter and full year results of operations, a copy of which is included as Exhibit 99.0 attached hereto.


Item 7.   Financial Statements and Exhibits
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     (a)  Financial statements of businesses acquired:  None

     (b)  Pro forma financial information:  None

     (c)  Exhibits:

          99.0  Press release dated January 31, 2002.


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MATTEL, INC.
                                       Registrant


                                       By:  /s/ CHRISTOPHER O'BRIEN
                                            ------------------------------------
                                            Christopher O'Brien
                                            Vice President, Assistant General
                                            Counsel and Assistant Secretary


     Date: February 12, 2002
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